Exhibit 99.1

EXHIBIT 23 - CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM (corrected)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-149111, No. 333-140468, No. 333-131848, No. 333-123606, No. 333-112483, No. 333-83014, No. 333-95615, No. 333-17725, No. 333-05125, No. 33-69782, No. 33-44481, No. 33-33535, No. 333-52844, No. 333-69955, No. 333-07347, and No. 333-55816) of MICROS Systems, Inc. of our report dated August 29, 2008 relating to the financial statements, financial statement schedule, and the effectiveness of internal control over financial reporting, which appears in this Form 10-K.

[PricewaterhouseCoopers LLP (signed)]
Baltimore, Maryland
August 29, 2008